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                        FORM OF STOCK OPTION AGREEMENT


     The individuals listed below received options to purchase the indicated number of shares of Common Stock pursuant to Stock Option Agreements dated as of May 13, 1997, in the form attached, which were granted under the Company's 1997 Stock Option and Restricted Stock Plan.

                                               NUMBER OF SHARES
                  PARTICIPANT                  SUBJECT TO OPTION
                  -----------                  -----------------
                  Gregg L. Engles                   300,000
                  William P. Brick                  200,000
                  Hector M. Nevares                  60,000
                  Tracy L. Noll                      60,000

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                           SUIZA FOODS CORPORATION

                            STOCK OPTION AGREEMENT

    THIS AGREEMENT (this "Agreement"), effective as of May 13, 1997, is made and entered into by and between Suiza Foods Corporation, a Delaware corporation (the "Corporation"), and _______________________ (the
"Participant").

                                 WITNESSETH:

    WHEREAS, the Corporation has implemented the Suiza Foods Corporation 1997 Stock Option and Restricted Stock Plan (the "Plan"), which was adopted by the Corporation's Board of Directors (the "Board") and approved by the Corporation's stockholders, and which provides for the grant of stock options and restricted stock to certain selected officers, directors and key employees of the Corporation or its subsidiaries with respect to shares of Common Stock, $.01 par value, of the Corporation (the "Common Stock");

    WHEREAS, the stock options and restricted stock provided for under the Plan are intended to comply with the requirements of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

    WHEREAS, the committee appointed by the Board to administer the Plan (the "Committee") has selected the Participant to participate in the Plan and has awarded the non-qualified stock option described in this Agreement (the "Option") to the Participant;

    WHEREAS, the parties hereto desire to evidence in writing the terms and conditions of the Option.

    NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements herein contained, and as an inducement to the Participant to continue as an employee of the Corporation or its subsidiaries and to promote the success of the business of the Corporation and its subsidiaries, the parties hereby agree as follows:

    1. GRANT OF OPTION. The Corporation hereby grants to the Participant, upon the terms and subject to the conditions, limitations and restrictions set forth in the Plan and in this Agreement, the Option to acquire __________ shares of Common Stock (the "Option Shares"), at an exercise price per share of $29.25, effective as of the date of this Agreement (the "Award Date").
The Participant hereby accepts the Option from the Corporation.

    2. VESTING. The Option shall vest in full as to all of the Option Shares on the seventh anniversary of the Award Date; provided that the Option will vest automatically upon the death of the Participant and may vest earlier in accordance with the following provisions:

         (a) If, by the applicable "Target Date" set forth below, the closing price of the Common Stock on the New York Stock Exchange (or the principal exchange on which the

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Common Stock is then traded) exceeds the applicable "Target Price" for 20 consecutive trading days, then, at the end of such 20 trading day period, the Option will be considered vested as to the indicated percentage of the total number of Option Shares:

                                                         CUMULATIVE PERCENTAGE
        TARGET DATE                    TARGET PRICE     OF TOTAL OPTION SHARES
        -----------                    ------------     ----------------------
First anniversary of Award Date           $33.64                  20%
Second anniversary of Award Date          $38.68                  40%
Third anniversary of Award Date           $44.49                  60%
Fourth anniversary of Award Date          $51.16                  80%
Fifth anniversary of Award Date           $58.83                 100%

         (b) The Option shall immediately vest in full as to all of the Option Shares upon any "Sale of the Corporation". A "Sale of the Corporation" shall occur if the Corporation engages in a merger, consolidation, recapitalization, reorganization or sale, lease or transfer of all or substantially all of the Corporation's assets or a tender offer is completed with respect to the Common Stock and the Corporation or its stockholders or affiliates immediately before such transaction beneficially own, immediately after or as a result of such transaction, equity securities of the surviving or acquiring corporation or such corporation's parent corporation possessing less than fifty-one percent (51%) of the voting power of the surviving or acquiring corporation or such corporation's parent corporation; provided that a Sale of the Corporation shall not be deemed to occur upon any public offering or series of such offerings of securities of the Corporation or its affiliates that results in any such change in beneficial ownership.

              3. EXERCISE. In order to exercise the Option with respect to any vested portion of the Option Shares, the Participant shall provide written notice to the Corporation at its principal executive office. At the time of exercise, the Participant shall pay to the Corporation the exercise price per share set forth in Section 1 times the number of vested Option Shares as to which the Option is being exercised. The Participant shall make such payment in cash, check or at the Corporation's option, by the delivery of shares of Common Stock having a Fair Market Value (as defined in the Plan) on the date immediately preceding the exercise date equal to the aggregate exercise price. If the Option is exercised in full, the Participant shall surrender this Agreement to the Corporation for cancellation. If the Option is exercised in part, the Participant shall surrender this Agreement to the Corporation so that the Corporation may make appropriate notation hereon or cancel this Agreement and issue a new agreement representing the unexercised portion of the Option.

    If the shares to be purchased are covered by an effective registration statement under the Securities Act of 1933, as amended (the "Act"), the Option may be exercised by a broker-dealer acting on behalf of the Participant if (a) the broker-dealer has received from the Participant or the Corporation a fully-and duly-endorsed agreement evidencing such option, together with instructions signed by the Participant requesting the Corporation to deliver the shares of Common Stock subject to such option to the broker-dealer on behalf of the Participant and specifying the account into which such shares should be deposited, (b) adequate provision has

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been made with respect to the payment of any withholding taxes due upon such exercise, and (c) the broker-dealer and the Participant have otherwise complied with Section 220.3(e)(4) of Regulation T, 12 CFR Part 220, or any successor provision.

    4. WHO MAY EXERCISE. The Option shall be exercisable during the lifetime of the Participant only by the Participant. To the extent exercisable after the Participant's death, the Option shall be exercised only by the Participant's representatives, executors, successors or beneficiaries.

    5. EXPIRATION OF OPTION. The Option shall expire, and shall not be exercisable with respect to any vested Option Shares as to which the Option has not been exercised, on the first to occur of: (a) the tenth anniversary of the Award Date; or (b) 60 days after any termination of the Participant's employment with the Corporation for any reason other than death (or 120 days after any such death). The Option shall expire, and shall not be exercisable, with respect to any unvested Option Shares immediately upon the termination of the Participant's employment with the Corporation for any reason, other than death.

    6. TAX WITHHOLDING. Any provision of this Agreement to the contrary notwithstanding, the Corporation may take such steps as it deems necessary or desirable for the withholding of any taxes that it is required by law or regulation of any governmental authority, federal, state or local, domestic or foreign, to withhold in connection with any of the shares of Common Stock subject hereto.

    7. DILUTION. The number of Option Shares subject to the Option and the exercise price therefor set forth in Section 1 shall be subject to adjustment for any Dilutive Event. A "Dilutive Event" shall include any of the following events that results in dilution to the shares of Common Stock acquired or acquirable upon exercise of the Option: any increase or decrease in the shares of Common Stock or any other capital stock of the Corporation or any change or exchange of any such securities for a different number or kind of securities, any of which results from one or more stock splits, reverse stock splits, stock dividends, recapitalizations, reorganizations or other corporate actions with a similar effect. A "Dilutive Event" shall not include, however, among other things: (i) the issuance or exercise of options granted pursuant to the Plan or pursuant to any other stock-based compensation plan adopted by the Corporation's Board of Directors; or (ii) any issuance of capital stock by the Corporation for Fair Market Value or any issuance or grant to any person or entity of any right to subscribe for or to purchase any capital stock or securities convertible into any capital stock of the Corporation for Fair Market Value.

    8. TRANSFER OF OPTION. The Participant shall not, directly or indirectly, sell, transfer, pledge, encumber or hypothecate ("Transfer") any unvested portion of the Option or the rights and privileges pertaining thereto. In addition, the Participant shall not, directly or indirectly, Transfer any vested portion of the Option or any shares of Common Stock acquired upon exercise of the Option other than (i) with the prior written consent of the Corporation, (ii) by will or the laws of descent and distribution, (iii) with respect to shares of Common Stock acquired upon exercise of the Option, pursuant to an effective registration statement filed under the Act, or

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(iv) with respect to shares of Common Stock acquired upon exercise of the
Option, pursuant to an exemption from the registration requirements of the Act. Any permitted transferee to whom the Participant shall Transfer the Option pursuant to (i) or (ii) above shall agree to be bound by this Agreement. Neither the Option nor the underlying shares of Common Stock is liable for or subject to, in whole or in part, the debts, contracts, liabilities or torts of the Participant, nor shall they be subject to garnishment, attachment, execution, levy or other legal or equitable process.

    9. CERTAIN LEGAL RESTRICTIONS. The Corporation shall not be obligated to sell or issue any shares of Common Stock upon the exercise of the Option or otherwise unless the issuance and delivery of such shares shall comply with all relevant provisions of law and other legal requirements including, without limitation, any applicable federal or state securities laws and the requirements of any stock exchange upon which shares of the Common Stock may then be listed. As a condition to the exercise of the Option or the sale by the Corporation of any additional shares of Common Stock to the Participant, the Corporation may require the Participant to make such representations and warranties as may be necessary to assure the availability of an exemption from the registration requirements of applicable federal or state securities laws. The Corporation shall not be liable for refusing to sell or issue any shares if the Corporation cannot obtain authority from the appropriate regulatory bodies deemed by the Corporation to be necessary to lawfully sell or issue such shares. In addition, the Corporation shall have no obligation to the Participant, express or implied, to list, register or otherwise qualify any of the Participant's shares of Common Stock. The shares of Common Stock issued upon the exercise of the Option may not be transferred except in accordance with applicable federal or state securities laws. At the Corporation's option, the certificate evidencing shares of Common Stock issued to the Participant may be legended as follows:

    THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE APPLICABLE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION AND MAY NOT BE SOLD, ASSIGNED, TRANSFERRED OR PLEDGED EXCEPT IN COMPLIANCE WITH THE REQUIREMENTS OF SUCH ACT AND THE APPLICABLE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION.

    Any Common Stock issued pursuant to the exercise of Options granted pursuant to this Agreement to a person who would be deemed an officer or director of the Corporation under Rule 16b-3 shall not be transferred until at least six months have elapsed from the date of grant of such Option to the date of disposition of the Common Stock underlying such Option, unless, at the time of transfer, the Participant is not subject to the provisions of
Section 16 of the Exchange Act.

    10. PLAN INCORPORATED. The Participant accepts the Option subject to all the provisions of the Plan, which are incorporated into this Agreement, including the provisions that authorize the Committee to administer and interpret the Plan and which provide that the Committee's decisions, determinations and interpretations with respect to the Plan are final and conclusive on all persons affected thereby. Except as otherwise set forth in this Agreement, terms defined in the Plan have the same meanings herein.

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    11.  MISCELLANEOUS.

         (a) The Option is intended to be a non-qualified stock option under applicable tax laws, and it is not to be characterized or treated as an incentive stock option under such laws.

         (b) The granting of the Option shall impose no obligation upon the Participant to exercise the Option or any part thereof. Nothing contained in this Agreement shall affect the right of the Corporation to terminate the Participant at any time, with or without cause, or shall be deemed to create any rights to employment on the part of the Participant.

         (c) The rights and obligations arising under this Agreement are not intended to and do not affect the employment relationship that otherwise exists between the Corporation and the Participant, whether such employment relationship is at will or defined by an employment contract. Moreover, this Agreement is not intended to and does not amend any existing employment contract between the Corporation and the Participant; to the extent there is a conflict between this Agreement and such an employment contract, the employment contract shall govern and take priority.

         (d) Neither the Participant nor any person claiming under or through the Participant shall be or shall have any of the rights or privileges of a stockholder of the Corporation in respect of any of the shares issuable upon the exercise of the Option herein unless and until certificates representing such shares shall have been issued and delivered to the Participant or such Participant's agent.

         (e) Any notice to be given to the Corporation under the terms of this Agreement or any delivery of the Option to the Corporation shall be addressed to the Corporation at its principal executive offices, and any notice to be given to the Participant shall be addressed to the Participant at the address set forth beneath his or her signature hereto, or at such other address for a party as such party may hereafter designate in writing to the other. Any such notice shall be deemed to have been duly given if mailed, postage prepaid, addressed as aforesaid.

         (f) Subject to the limitations in this Agreement on the transferability by the Participant of the Option and any shares of Common Stock, this Agreement shall be binding upon and inure to the benefit of the representatives, executors, successors or beneficiaries of the parties hereto.

         (g) THE INTERPRETATION, PERFORMANCE AND ENFORCEMENT OF THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF DELAWARE AND THE UNITED STATES, AS APPLICABLE, WITHOUT REFERENCE TO THE CONFLICT OF LAWS PROVISIONS THEREOF.

         (h) If any provision of this Agreement is declared or found to be illegal, unenforceable or void, in whole or in part, then the parties shall be relieved of all obligations arising under such provision, but only to the extent that it is illegal, unenforceable or void, it being the intent and agreement of the parties that this Agreement shall be deemed amended by

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modifying such provision to the extent necessary to make it legal and enforceable while preserving its intent or, if that is not possible, by substituting therefor another provision that is legal and enforceable and achieves the same objectives.

         (i) All section titles and captions in this Agreement are for convenience only, shall not be deemed part of this Agreement, and in no way shall define, limit, extend or describe the scope or intent of any provisions of this Agreement.

         (j) The parties shall execute all documents, provide all information, and take or refrain from taking all actions as may be necessary or appropriate to achieve the purposes of this Agreement.

         (k) This Agreement constitutes the entire agreement among the parties hereto pertaining to the subject matter hereof and supersedes all prior agreements and understandings pertaining thereto.

         (l) No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute waiver of any such breach or any other covenant, duty, agreement or condition.

         (m) This Agreement may be executed in counterparts, all of which together shall constitute one agreement binding on all the parties hereto, notwithstanding that all such parties are not signatories to the original or the same counterpart.

         (n) At any time and from time to time the Committee may execute an instrument providing for modification, extension, or renewal of any outstanding option, provided that no such modification, extension or renewal shall (i) impair the Option in any respect without the consent of the holder of the Option or (ii) conflict with the provisions of Rule 16b-3. Except as provided in the preceding sentence, no supplement, modification or amendment of this Agreement or waiver of any provision of this Agreement shall be binding unless executed in writing by all parties to this Agreement. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision of this Agreement (regardless of whether similar), nor shall any such waiver constitute a continuing waiver unless otherwise expressly provided.

         (o) In addition to all other rights or remedies available at law or in equity, the Corporation shall be entitled to injunctive and other equitable relief to prevent or enjoin any violation of the provisions of this Agreement.

         (p) The Participant's spouse joins this Agreement for the purpose of agreeing to and accepting the terms of this Agreement and to bind any community property interest he or she has or may have in the Option, any vested portion or any unvested portion of the Option, any shares of Common Stock acquired upon exercise of the Option and any other shares of Common Stock held by the Participant.

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    IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                       SUIZA FOODS CORPORATION


                                       By:
                                            ---------------------------------
                                            Gregg L. Engles
                                            Chairman of the Board


                                       PARTICIPANT:


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                                       Name:

                                       Address:
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                                       Fax:
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                                       PARTICIPANT'S SPOUSE:


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                                       Name:
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